UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2023

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2023, Sensata Technologies, Inc. (“STI”), a wholly-owned subsidiary of Sensata Technologies Holding plc (the “Company”), entered into a mutually agreed Separation and Release of Claims Agreement (the “Separation Agreement”) with Juan Picon, Executive Vice President, Performance Sensing Automotive and Aftermarket, which amends Mr. Picon’s Amended and Restated Employment Agreement with STI, dated as of December 1, 2021 (the “Employment Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Picon will serve in his current position through April 2, 2023 (the “Separation Date”).

Under the terms of the Separation Agreement, Mr. Picon will receive the following payments (collectively, the “Separation Payments”): (1) a lump sum payment in the amount of $517,500 (an amount equal to his annual salary); (2) a lump sum payment in the amount of $417,750 (an amount equal to the average annual bonus paid to Mr. Picon for 2022 and 2023); (3) a lump sum payment in the amount of $22,575 (an amount equal to the 2023 stipend available for senior executives for financial counseling); and (4) a lump sum payment in the amount of $38,000 (an amount to assist Mr. Picon with replacing health and dental benefits in fulfillment of his Employment Agreement). The Separation Payments are to be made within 30 days following the Separation Date. Under the Separation Agreement and consistent with the Employment Agreement, Mr. Picon has granted a general release of claims in favor of STI and the Company and agreed to certain cooperation, confidentiality, non-competition, and non-solicitation covenants.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release of Claims Agreement between Juan Picon and STI dated March 17, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David Stott
Date:	March 17, 2023	Name: David Stott
Title: Vice President, General Counsel

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